SEVENTH AMENDMENT TO CREDIT

                             AND GUARANTY AGREEMENT

      THIS SEVENTH AMENDMENT, dated as of August 3, 1999 (this "Amendment") to the Existing Credit Agreement referred to below, is among IMO INDUSTRIES INC., a Delaware corporation (the "Borrower"), COLFAX CORPORATION (formerly known as II Acquisition Corp.), a Delaware corporation (the "Parent") and the Lenders (as defined below) parties hereto.

                             W I T N E S S E T H:
                             -------------------

      WHEREAS, the Borrower, the Parent, certain financial institutions from time to time parties thereto (collectively, the "Lenders"), The Bank of Nova Scotia, as the Administrative Agent and the Documentation Agent and NationsBanc Capital Markets, Inc., as the Syndication Agent have entered into the Credit and Guaranty Agreement, dated as of August 29, 1997 (as amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the "Existing Credit Agreement" and, as amended by, and together with, this Amendment, the "Credit Agreement"); and

      WHEREAS, the Borrower and the Parent have requested that the Existing Credit Agreement be amended in certain respects and that the Lenders grant a waiver of certain provisions of the Existing Credit Agreement and the Lenders have agreed to amend the Existing Credit Agreement and to grant such waiver (subject to the terms and conditions of this Amendment);

      NOW, THEREFORE, in consideration of the premises and the other provisions herein contained, the parties hereto hereby agree as follows.

                                     PART I

                                   DEFINITIONS

     SUBPART I.1. Use of Defined Terms. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings set forth in the Existing Credit Agreement.


                                     PART II

                            AMENDMENTS AND WAIVERS TO

                          THE EXISTING CREDIT AGREEMENT

      Effective upon (and subject to) the occurrence of the Seventh Amendment Effective Date (as defined in Subpart 3.1), certain terms and provisions of the Existing Credit Agreement are hereby amended, and the waiver described below is hereby granted, all in accordance with this Part. Except as so amended, modified or waived by this Amendment, the Existing Credit Agreement and the Loan Documents shall continue in full force and effect in accordance with their terms.

      SUBPART II.1. Amendment to Article I. Article I of the Existing Credit Agreement is hereby amended in accordance with Subparts 2.1.1 through 2.1.2.

     SUBPART II.1.1. Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following new definition in its appropriate alphabetical sequence:

            "Morse Controls Disposition" means the disposition of the Borrower's facility located at 21 Clinton Street, Hudson, Ohio.

      SUBPART II.1.2. Section 1.1 of the Existing Credit Agreement is hereby further amended by amending the definition of "Permitted Amount" by deleting the figure "$85,000,000" each time it appears therein and, in each case, inserting the figure "$105,000,000" in its place.

      SUBPART II.2. Amendment to Article IV. Clause (iv)(B) of Section 4.10 of the Existing Credit Agreement is hereby amended by deleting the figure
"$85,000,000" in such clause and inserting the figure "$105,000,000" in its place.

      SUBPART II.3. Amendment to Article VII. Clause (b)(ii) of Section 7.2.6 of the Existing Credit Agreement is hereby amended by deleting the figure
"$85,000,000" in such clause and inserting the figure "$105,000,000" in its place.

      SUBPART II.4. Waiver Regarding Section 3.1.2 of the Existing Credit Agreement ("Mandatory Repayments and Prepayments"). Notwithstanding anything to the contrary contained in the Existing Credit Agreement (including the definition of the term "Net Disposition Proceeds" or Section 3.1.2 thereto), the Lenders hereby waive any mandatory prepayment event which would otherwise arise in connection with the receipt by the Borrower of Net Disposition Proceeds in connection with the Morse Controls Disposition.

                                    PART III

                           CONDITIONS TO EFFECTIVENESS

      SUBPART III.1. This Amendment shall become effective on the date (the "Seventh Amendment Effective Date") when all of the following conditions have been satisfied to the satisfaction of the Administrative Agent.

      SUBPART III.1.1.  Execution of Counterparts.  The Administrative Agent
                        -------------------------
shall have received copies of this Amendment, duly executed and delivered by the Borrower, the Parent and the Lenders.

      SUBPART III.1.2.  Affirmation and Consent.  The Administrative Agent
                        -----------------------
shall  have  received  an   affirmation   and  consent  in  form  and  substance
satisfactory to it, duly executed and delivered by each Subsidiary Guarantor.

      SUBPART III.1.3. Satisfactory Legal Form. All documents executed or submitted pursuant hereto shall be satisfactory in form and substance to the Administrative Agent and its counsel. The Administrative Agent and its counsel shall have received all information and such counterpart originals or such certified or other copies of such materials, as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment shall be satisfactory to the Administrative Agent and its counsel.

                                     PART IV

                         REPRESENTATIONS AND WARRANTIES

      In order to  induce  the  Lenders  and the  Issuers  to  enter  into  this
Amendment,   the  Borrower  and  the  Parent   represent   and  warrant  to  the
Administrative Agent, each Issuer and each Lender as set forth in this Part.

      SUBPART IV.1. Compliance with Warranties. After giving effect to the terms of this Amendment, (a) the representations and warranties set forth herein, in
Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects with the same effect as if made on and as of the date hereof (unless stated to relate solely to an earlier date, in which case they were true and correct as of such earlier date) and (b) the Borrower shall be in full compliance with Section 4.03 of the Subordinated Note Indenture.

      SUBPART IV.2. Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Borrower and the Parent of this Amendment and other documents delivered pursuant hereto are within the Borrower's and the Parent's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene either the Borrower's or the Parent's Organic Documents, (ii) contravene or result in a default under any contractual restriction, law or governmental regulation or court decree or order binding on or affecting either the Borrower or the Parent, or (iii) result in, or require the creation or imposition of, any Lien (except as contemplated in or created by the Loan Documents).

      SUBPART IV.3. Validity, etc. This Amendment has been duly executed and delivered by the Borrower and the Parent and constitutes the legal, valid and binding obligation of the Borrower and the Parent enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity.

      SUBPART IV.4.  Compliance With Existing Credit Agreement.  As of the
                     -----------------------------------------
Seventh Amendment Effective Date, both before and after giving effect to the terms of this Amendment, no Default has occurred and is continuing.

                                     PART V

                            MISCELLANEOUS PROVISIONS

      SUBPART V.1. Ratification of and Limited Amendment to the Credit Agreement. The Existing Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect by the parties hereto. Except as specifically amended or modified herein, the Existing Credit Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof and except as expressly set forth herein the provisions hereof shall not operate as a waiver or amendment of any right, power or privilege of the Administrative Agent and the Lenders nor shall the entering into of this Amendment preclude the Lenders from refusing to enter into any further or future amendments.

      SECTION V.2. Consent and Acknowledgment of Guarantor, etc. By its signature below, the Parent in its capacity as a guarantor and as grantor of collateral security under certain Loan Documents, hereby acknowledges, consents and agrees to this Amendment and hereby ratifies and confirms its obligations under its guaranty and each Loan Document executed and delivered by it in all respects.

      SUBPART V.3. Credit Agreement, References, etc. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Existing Credit Agreement as amended hereby. As used in the Credit Agreement, the terms "Agreement", "herein", "hereinafter", "hereunder", "hereto" and words of similar import shall mean, from and after the date hereof, the Existing Credit Agreement as amended by this Amendment.

     SUBPART V.4. Expenses. The Borrower agrees to pay all out-of-pocket expenses incurred by the Administrative Agent (including fees and expenses of counsel to the Administrative Agent) in connection with the preparation, negotiation, execution and delivery of this Amendment.

      SUBPART V.5. Headings; Counterparts. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof. This Amendment may be signed in any number of separate counterparts, each of which shall be an original, and all of which taken together shall constitute one instrument.

      SUBPART V.6. Governing Law; Entire Agreement. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. This Amendment constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

     SUBPART V.7. Loan Document Pursuant to Credit Agreement. This Amendment is a Loan. Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement.


      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.